Exhibit 10.44
Tax Parcel No. 17-0108-0001-547-4

(SPACE ABOVE FOR RECORDER’S USE)
PREPARED BY AND UPON
RECORDATION RETURN TO:

Sheppard, Mullin, Richter & Hampton LLP
650 Town Center Dr., 10th Floor
Costa Mesa, CA 92626
Attn: Matthew B. Holbrook

KBSIII 201 17TH STREET, LLC,
a Delaware limited liability company, as grantor
(Borrower)
to

U.S. BANK NATIONAL ASSOCIATION,
a national banking association, as Administrative Agent, as grantee
(Bank)
__________________________
DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING
(201 17TH STREET PROJECT)
__________________________

Dated: January 23, 2020

Location: 201 17th Street, Atlanta, Georgia
County: Fulton County, Georgia

THIS SERVES AS A FIXTURE FILING UNDER THE GEORGIA UNIFORM COMMERCIAL CODE PURSUANT TO O.C.G.A. § 11-9-502. NOTEHOLDER DESIRES THIS FIXTURE FILING TO BE INDEXED AGAINST THE GRANTOR AS THE RECORD OWNER OF THE REAL ESTATE AND IMPROVEMENTS SITUATED UPON THE REAL ESTATE DESCRIBED HEREIN.

THIS SECURITY INSTRUMENT COMPRISES ONE OF SEVERAL MORTGAGES, DEEDS TO SECURE DEBT AND DEEDS OF TRUST ENCUMBERING REAL PROPERTY LOCATED BOTH WITHIN AND WITHOUT THE STATE OF GEORGIA

SECURING PROMISSORY NOTES IN THE AGGREGATE FACE AMOUNT OF THREE HUNDRED TWENTY-FIVE MILLION AND NO/100 DOLLARS ($325,000,000.00) AND WITH AN OUTSIDE MATURITY DATE (INCLUSIVE OF EXTENSION OPTIONS) OF MARCH 1, 2025. SEE ATTACHED AFFIDAVIT CALCULATING THE TAX PAYABLE IN CONNECTION HEREWITH.

DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING
(201 17TH STREET PROJECT)
THIS DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (201 17TH STREET PROJECT) (this “Security Instrument”) is made as of this 23rd day of January, 2020, by KBSIII 201 17th STREET, LLC, a Delaware limited liability company, having addresses at c/o KBS Capital Advisors LLC, 800 Newport Center Drive, Suite 700, Newport Beach, California 92660, Attention: Todd Smith and c/o KBS Capital Advisors LLC, 3003 Washington Blvd, Suite 950, Arlington, VA 22201, Attn: Allen Aldridge (“Grantor”), for the benefit of U.S. BANK NATIONAL ASSOCIATION, a national banking association, as a “Lender” and as “Administrative Agent” for the “Lenders” under the Loan Agreement (as hereinafter defined), in such capacity, together with its successors and assigns, “Administrative Agent”, having an address at 4100 Newport Place, Suite 900, Newport Beach, CA 92660.
A POWER OF SALE HAS BEEN GRANTED IN THIS SECURITY INSTRUMENT, PURSUANT TO WHICH ADMINISTRATIVE AGENT MAY SELL THE PROPERTY WITHOUT GOING TO COURT IN A JUDICIAL FORECLOSURE ACTION UPON DEFAULT BY GRANTOR UNDER THIS SECURITY INSTRUMENT.
W I T N E S S E T H:
WHEREAS, pursuant to that certain Term Loan Agreement dated as of October 17, 2018 among Grantor and each of the other borrowers from time to time a party thereto (individually and collectively, as the context may require, “Borrowers”), the Lenders from time to time party thereto and Administrative Agent, as amended by that certain First Modification and Additional Advance Agreement (Long Form) of even date herewith (collectively, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), the Lenders have agreed to make certain advances from time to time to Borrowers in the maximum aggregate principal amount of THREE HUNDRED TWENTY-FIVE MILLION AND NO/100 DOLLARS ($325,000,000.00) (which amount may be increased to SIX HUNDRED FIFTY MILLION AND NO/100 DOLLARS ($650,000,000.00) pursuant to the terms and conditions set forth in the Loan Agreement) (the “Loan”) and evidenced by one or more promissory notes made by Borrowers and delivered to the Lenders (as the same may be amended, restated, replaced, extended, renewed, supplemented or otherwise modified from time to time, collectively, the “Notes”) (SUCH NOTES HAVING AN INITIAL MATURITY DATE (AS DEFINED IN THE LOAN AGREEMENT) OF MARCH 1, 2023, SUBJECT TO EXTENSION TO MARCH 1, 2024 AND MARCH 1, 2025 AS PROVIDED IN, AND SUBJECT TO THE TERMS AND CONDITIONS OF, THE LOAN AGREEMENT);
WHEREAS, Borrowers desire to secure the payment of the Loan, including the payment of LIBOR Breakage Costs, Swap Obligations of Borrowers, which will constitute additional interest on the Loan, Fees and other costs, expenses, fees and interest relating to the Loan, and the other obligations of Borrowers under the Loan Documents (as hereinafter defined) and the performance of all of their obligations under the Notes, the Loan Agreement and the other Loan Documents (all hereinafter referred to collectively, as the “Debt”); and
WHEREAS, this Security Instrument is given pursuant to the Loan Agreement and secures the payment, fulfillment, and performance by Borrowers of their obligations thereunder and under the other Loan Documents, and each and every term and provision of the Loan Agreement and the Notes, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and will be considered a part of this Security Instrument (the Loan Agreement, the Notes, this Security Instrument, and all other documents evidencing or securing the Debt or delivered in connection with the making of the Loan (but expressly excluding the Indemnity and the Guaranties), together with all amendments, restatements, replacements, extensions, renewals, supplements or other modifications of any of the foregoing, are hereinafter referred to collectively as the “Loan Documents”). For avoidance of doubt, the Indemnity and the Guaranties shall not constitute “Loan Documents” as such term is defined herein, and neither the Indemnity nor any of the Guaranties is secured by this Security Instrument.
NOW THEREFORE, in consideration of the making of the Loan by the Lenders and the covenants, agreements, representations and warranties set forth in this Security Instrument:
Article 1 - GRANTS OF SECURITY
Section1.1 PROPERTY CONVEYED. Grantor does hereby irrevocably grant, bargain, sell, pledge, assign, warrant, transfer and convey to Administrative Agent, for the benefit of Administrative Agent and the Lenders, in FEE SIMPLE, WITH POWER OF SALE and does hereby grant Administrative Agent, for the benefit of Administrative Agent and the Lenders, security title to, and a security interest in, the following property, rights, interests and estates now owned, or hereafter acquired by Grantor (collectively, the “Property”):
(a)Land. The real property described in Exhibit A attached hereto and incorporated herein and made a part hereof by reference (the “Land”);
(b)Additional Land. All additional lands, estates and development rights hereafter acquired by Grantor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental deed to secure debt or otherwise be expressly made subject to the lien of this Security Instrument;
(c)Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the “Improvements”);
(d)Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Grantor of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;
(e)Equipment. All “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Grantor, which is used at or in connection with the Improvements or the Land or is or will be located thereon or therein (including any Stored Materials wherever located, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Grantor and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the “Equipment”);
(f)Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by Grantor which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Land, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Grantor’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the “Fixtures”);
(g)Personal Property. All personal property of Grantor which Grantor now or hereafter owns or in which Grantor now or hereafter acquires an interest or right, including without limitation, all furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever (as defined in and subject to the provisions of the Uniform Commercial Code as hereinafter defined), other than Fixtures, wherever located (including Stored Materials located off-site), including without limitation all such personal property which is used at or in connection with, or located within or about, the Land and the Improvements, or used or which it is contemplated will be used at or in connection with the development or construction of the Improvements together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the “Personal Property”), and the right, title and interest of Grantor in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state, states, commonwealth or commonwealths where any of the Property is located (as amended from time to time, the “Uniform Commercial Code”), superior in lien to the lien of this Security Instrument and all proceeds and products of the above. Grantor represents, warrants and covenants that the Personal Property is not used or bought for personal, family or household purposes;
(h)Leases and Rents. All leases, subleases, subsubleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into, whether before or after the filing by or against Grantor of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) (collectively, the “Leases”) and all right, title and interest of Grantor, its successors and assigns therein and thereunder, including all cash, letters of credit or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Grantor or its agents or employees from any and all sources arising from or attributable to the Property, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Grantor or Property Manager and proceeds, if any, from business interruption or other loss of income insurance whether paid or accruing before or after the filing by or against Grantor of any petition for relief under the Bankruptcy Code (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Obligations (as hereinafter defined);
(i)Condemnation Awards. All awards or payments (including any administrative fees or attorneys’ fees), including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;
(j)Insurance Proceeds. All proceeds (including any administrative fees or attorneys’ fees) in respect of the Property under any insurance policies covering the Property, including the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

(k)Tax Certiorari. All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;
(l)Rights. The right, in the name and on behalf of Grantor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Administrative Agent in the Property;
(m)Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Grantor therein and thereunder, including the right, upon the happening of any default hereunder, to receive and collect any sums payable to Grantor thereunder;
(n)Trademarks. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;
(o)Accounts. All reserves, escrows and deposit accounts maintained by Grantor with respect to the Property, including all accounts established or maintained pursuant to the Loan Documents; together with all deposits or wire transfers made to such accounts and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;
(p)Swap Transactions. All of Grantor’s present and future rights, titles and interests, but not its obligations, duties or liabilities for any breach, in, under and to all Swap Transactions, any and all amounts received by Grantor in connection therewith or to which Grantor is entitled thereunder, and all proceeds of the foregoing including all “accounts”, “chattel paper”, “general intangibles” and “investment property” (as such terms are defined in the Uniform Commercial Code as from time to time in effect) constituting or relating to the foregoing;
(q)Proceeds. All proceeds of any of the foregoing, including, without limitation, proceeds of insurance and condemnation awards, whether cash, liquidation or other claims or otherwise; and
(r)Other Rights. Any and all other rights of Grantor in and to the items set forth in Subsections (a) through (q) above.
AND without limiting any of the other provisions of this Security Instrument, to the extent permitted by applicable law, Grantor expressly grants to Administrative Agent, as secured party, for the benefit of Administrative Agent and the Lenders, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures are collectively referred to as the “Real Property”) appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, will for the purposes of this Security Instrument be deemed conclusively to be real estate and conveyed hereby.
Section 1.2 ASSIGNMENT OF LEASES AND RENTS. Grantor hereby absolutely and unconditionally assigns to Administrative Agent, for the benefit of Administrative Agent and the Lenders, all of Grantor’s right, title and interest in and to all current and future Leases and Rents; it being intended by Grantor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of Section 7.1(h) of this Security Instrument, Administrative Agent grants to Grantor a revocable license to collect, receive, use and enjoy the Rents. Grantor will hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Obligations, for use in the payment of such sums.
Section 1.3 SECURITY AGREEMENT. This Security Instrument is both a real property deed to secure debt and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Grantor in the Property. By executing and delivering this Security Instrument, Grantor hereby grants to Administrative Agent, for the benefit of Administrative Agent and the Lenders, as security for the Obligations, a security interest in the Fixtures, the Equipment, the Personal Property and other property constituting the Property to the full extent that the Fixtures, the Equipment, the Personal Property and such other property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the “Collateral”). If an Event of Default occurs, Administrative Agent, in addition to any other rights and remedies which it may have, will have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Administrative Agent may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Administrative Agent after the occurrence, and during the continuance, of an Event of Default, Grantor will, at its expense, assemble the Collateral and make it available to Administrative Agent at a convenient place (at the Land if tangible property) acceptable to Administrative Agent. Grantor will pay to Administrative Agent on demand any and all expenses, including legal expenses and attorneys’ fees, incurred or paid by Administrative Agent in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence, and during the continuance, of an Event of Default. Any notice of sale, disposition or other intended action by Administrative Agent with respect to the Collateral sent to Grantor in accordance with the provisions hereof at least 10 Business Days prior to such action, will, except as otherwise provided by applicable law, constitute reasonable notice to Grantor. The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Administrative Agent to the payment of the Obligations in such priority and proportions as Administrative Agent in its discretion deems proper. The principal place of business of Grantor (Debtor) is as set forth on page one hereof and the address of Administrative Agent (Secured Party) is as set forth on page one hereof.
Section 1.4 FIXTURE FILING. Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, described or referred to in this Security Instrument, and this Security Instrument, upon being filed for record in the real estate records of the county wherein such fixtures are situated, will operate also as a financing statement naming Grantor as Debtor and Administrative Agent as Secured Party filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures. The principal place of business of Grantor (Debtor) is as set forth on page one hereof and the address of Administrative Agent (Secured Party) is as set forth on page one hereof, and the description of the collateral is set forth in the Section 1.1.
Section 1.5 PLEDGES OF MONIES HELD. Grantor hereby pledges to Administrative Agent, for the benefit of Administrative Agent and the Lenders, any and all monies now or hereafter held by Administrative Agent or on behalf of Administrative Agent in connection with the Loan, including the Net Proceeds and any sums deposited in the Required Accounts, as additional security for the Obligations until expended or applied as provided in this Security Instrument or the Loan Agreement.
CONDITIONS TO GRANT
TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Administrative Agent and its successors and assigns, in FEE SIMPLE, forever;
PROVIDED, HOWEVER, this grant is made upon the express condition that, if Borrowers pay to Administrative Agent the Obligations at the time and in the manner provided in the Loan Documents, and perform the Obligations in the time and manner set forth in the Loan Documents and comply with each and every covenant and condition set forth herein and in the other Loan Documents, then this Security Instrument will be promptly canceled, satisfied and surrendered by Administrative Agent by instrument executed in proper form for recording; provided, however, that Grantor’s obligation to indemnify and hold harmless Administrative Agent and the Lenders pursuant to the provisions hereof will survive any such payment and cancellation, satisfaction and surrender.
THIS SECURITY INSTRUMENT is a deed passing title to Administrative Agent and is made under the laws of the State of Georgia relating to deeds to secure debt, and is not a mortgage, and is given to secure the performance and repayment of the Obligations (as hereinafter defined).
Article 2 - DEBT AND OBLIGATIONS SECURED
Section 2.1 DEBT. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Debt which includes, but is not limited to, the obligations of Borrowers to pay the principal and interest owing pursuant to the terms and conditions of the Notes and the Loan Agreement.
Section 2.2 OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the “Other Obligations”):

(a)the payment and performance of all other obligations of Grantor contained herein, including all fees and charges payable by Grantor;
(b)the payment and performance of all obligations of any other Borrower contained in any other Security Instrument (as defined in the Loan Agreement), including all fees and charges payable by such Borrower;
(c)the payment and performance of each obligation of Borrowers contained in the Loan Agreement and any other Loan Document, including all Swap Obligations of Borrower and all fees and charges payable by Borrowers; and
(d)the performance of each obligation of Borrowers contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Loan Agreement or any other Loan Document.
Section 2.3 DEBT AND OTHER OBLIGATIONS. Borrowers’ obligations for the payment and performance of the Debt and the payment and performance of the Other Obligations will be referred to collectively herein as the “Obligations.”
Article 3 - GRANTOR COVENANTS
Grantor covenants and agrees that:
Section 3.1 PAYMENT OF OBLIGATIONS. Grantor will pay and perform the Obligations at the time and in the manner provided in the Loan Agreement, the Notes and this Security Instrument.
Section 3.2 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Notes and (c) all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.
Section 3.2 INSURANCE. Grantor will obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Grantor and the Property as required pursuant to the Loan Agreement. In the event Grantor fails to obtain, maintain, keep in force or deliver to Administrative Agent the policies of insurance required by the Loan Agreement in accordance with the terms thereof, Administrative Agent may (but has no obligation to) procure (upon no less than five (5) Business Days’ notice to Grantor) such insurance or single-interest insurance for such risks covering Administrative Agent’s and the Lenders’ interests, and Grantor will pay all premiums thereon promptly upon demand by Administrative Agent, and until such payment is made by Grantor, the amount advanced by Administrative Agent with respect to all such premiums will, at Administrative Agent’s option, bear interest at the Default Rate.
Section 3.4 MAINTENANCE OF PROPERTY. Grantor will cause the Property to be maintained in a good and safe condition and repair and otherwise in accordance with the Loan Agreement. The Improvements, the Fixtures, the Equipment and the Personal Property will not be removed, demolished or altered without the consent of Administrative Agent and the Required Lenders other than in accordance with the terms and conditions of the Loan

Agreement. Grantor will promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty or become damaged, worn or dilapidated or which may be affected by any condemnation, and will complete and pay for any structure at any time in the process of construction or repair on the Land.
Section 3.5 WASTE. Grantor will not commit or knowingly suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any insurance policy which Grantor is obligated to maintain pursuant to the Loan Agreement, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Security Instrument. Grantor will not, without the prior written consent of Administrative Agent and the Required Lenders, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, except as permitted by the Permitted Encumbrances, regardless of the depth thereof or the method of mining or extraction thereof.
Section 3.6 PAYMENT FOR LABOR AND MATERIALS.
(a)Subject to the terms of Section 3.6(b) below, Grantor will promptly pay when due all bills and costs for labor and materials (“Labor and Material Costs”) incurred in connection with the Property and not permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event not permit to be created or exist in respect of the Property or any part thereof any other or additional Lien or Security Interest other than the liens or security interests hereof except for the Permitted Encumbrances.
(b)After prior written notice to Administrative Agent, Grantor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing, (ii) such proceeding is permitted and conducted in accordance with the provisions of any other instrument to which Grantor or the Property is subject and will not constitute a default thereunder, (iii) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (iv) Grantor has furnished such security as may be required in the proceeding, or as may be reasonably requested by Administrative Agent to insure the payment of any contested Labor and Material Costs, together with all interest and penalties thereon. Administrative Agent may pay over (upon no less than five (5) Business Days’ written notice to Grantor) any such security or part thereof held by Administrative Agent to the claimant entitled thereto at any time when, in the reasonable judgment of Administrative Agent, the entitlement of such claimant is established or the Property (or part thereof or interest therein) is in danger of being sold, forfeited, terminated, cancelled or lost or there is any danger of any Lien related to the contested Labor and Material Costs becoming senior in priority, in whole or in part, to the Lien of the Security Instrument. If Administrative Agent shall make any such payment, Grantor shall provide (at Grantor’s sole cost and expense) such endorsements to Administrative Agent’s title insurance policy or such other evidence as Administrative Agent may require to confirm no loss of priority of the Security Instrument.

Section 3.7 PAYMENT OF TAXES AND IMPOSITIONS.
(a)Grantor will pay, or cause to be paid prior to delinquency, all real property taxes and assessments, general and special, and all other taxes, assessments, duties, levies, imposts, deductions, charges or withholdings, of any kind or nature whatsoever, including nongovernmental levies or assessments such as maintenance charges, levies or charges resulting from covenants, conditions and restrictions affecting the Property, which are assessed or imposed upon the Property, or become due and payable, and which create or may create a lien upon the Property (all the foregoing, collectively, “Impositions”).
(b)After prior notice to Administrative Agent, Grantor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Impositions, provided that (i) no Event of Default has occurred and is continuing, (ii) such proceeding is permitted and conducted in accordance with the provisions of any other instrument to which Grantor or the Property is subject and will not constitute a default thereunder, (iii) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, (iv) Grantor will promptly upon final determination thereof pay the amount of any such Impositions, together with all costs, interest and penalties which may be payable in connection therewith, and (v) Grantor has furnished such security as may be required in the proceeding, or as may be reasonably requested by Administrative Agent to insure the payment of any contested Impositions, together with all interest and penalties thereon. Administrative Agent may pay over (upon no less than five (5) Business Days’ written notice to Grantor) any such security or part thereof held by Administrative Agent to the claimant entitled thereto at any time when, in the reasonable judgment of Administrative Agent, the entitlement of such claimant is established or the Property (or part thereof or interest therein) is in danger of being sold, forfeited, terminated, cancelled or lost or there is any danger of any Lien related to the contested Impositions becoming senior in priority, in whole or in part, to the Lien of the Security Instrument. If Administrative Agent shall make any such payment, Grantor shall provide (at Grantor’s sole cost and expense) such endorsements to Administrative Agent’s title insurance policy or such other evidence as Administrative Agent may reasonably require to confirm no loss of priority of the Security Instrument.
Section 3.8 CHANGE OF NAME, JURISDICTION. In addition to the restrictions contained in the Loan Agreement, Grantor will not change Grantor’s name, identity (including its trade name or names) or jurisdiction of formation or organization unless Grantor has first obtained the prior written consent of Administrative Agent to such change (which consent shall not be unreasonably withheld, conditioned or delayed), and has taken all actions reasonably necessary or reasonably required by Administrative Agent to file or amend any financing statements or continuation statements to assure perfection and continuation of perfection of security interests under the Loan Documents. Grantor will notify Administrative Agent in writing of any change in its organizational identification number at least 10 Business Days in advance of such change becoming effective. If Grantor does not now have an organizational identification number and later obtains one, Grantor will promptly notify Administrative Agent in writing of such organizational identification number. At the request of Administrative Agent, Grantor will execute a certificate in form reasonably satisfactory to Administrative Agent listing the trade names under which Grantor intends to operate the Property, and representing and warranting that

Grantor does, and has previously never done, business under no other trade name with respect to the Property.
Section 3.9 UTILITIES. Grantor will pay or cause to be paid prior to delinquency all utility charges that are incurred by Grantor for the benefit of the Property or that may become a charge or lien against the Property for gas, electricity, water or sewer services furnished to the Property and all other assessments or charges of a similar nature, whether public or private, affecting or related to the Property or any portion thereof, whether or not such assessments or charges are or may become liens thereon.
Section 3.10 CASUALTY After obtaining knowledge of the occurrence of any damage, destruction or other casualty to the Property or any part thereof, whether or not covered by insurance, Grantor must immediately notify Administrative Agent in writing. In the event of such casualty, all proceeds of insurance (collectively, the “Insurance Proceeds”) must be payable to Administrative Agent and no other party, and Grantor hereby authorizes and directs any affected insurance company to make payment of such Insurance Proceeds directly to Administrative Agent and no other party. If Grantor receives any Insurance Proceeds, Grantor must pay over such Insurance Proceeds to Administrative Agent within 5 Business Days. Administrative Agent is hereby authorized and empowered by Grantor to settle, adjust or compromise any and all claims for loss, damage or destruction under any policy or policies of insurance. Notwithstanding the above, provided that (i) such proceeds do not exceed $500,000 for any Property (as defined in the Loan Agreement), (ii) no Event of Default exists, and (iii) the casualty does not materially impair the value of the Project, Grantor may retain such proceeds (which shall be applied to the restoration of the Improvements to the extent required to repair a casualty). In the event of a foreclosure of this Security Instrument, or other transfer of title to the Property in extinguishment in whole or in part of the Obligations, all right, title and interest of Grantor in and to any Insurance Proceeds will vest in the purchaser at such foreclosure or in Administrative Agent, for the benefit of Administrative Agent and the Lenders or other transferee in the event of such other transfer of title. Nothing herein will be deemed to excuse Grantor from repairing or maintaining the Property as provided in this Security Instrument or restoring all damage or destruction to the Property, regardless of the availability or sufficiency of Insurance Proceeds, and the application or release by Administrative Agent of any Insurance Proceeds will not cure or waive any Default, Event of Default or notice of Default or Event of Default or invalidate any action taken by or on behalf of Administrative Agent pursuant to any such notice.
Section 3.11 CONDEMNATION If any proceeding or action is commenced for the taking of the Property, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, condemnation or otherwise, or if the same is taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner, or should Grantor receive any notice or other information regarding such proceeding, action, taking or damage, Grantor must immediately notify Administrative Agent in writing. Administrative Agent may commence, appear in and prosecute in its own name any such action or proceeding. Administrative Agent may also make (during the existence of an Event of Default) any compromise or settlement in connection with such taking or damage. Administrative Agent will not be liable to Grantor for any failure by Administrative Agent to collect or to exercise diligence in collecting any such compensation for a taking. All compensation, awards, damages, rights of action and proceeds awarded to Grantor by reason of any such taking or damage to the Property or any part thereof or any interest therein for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other manner (the “Condemnation Proceeds”) are hereby assigned to Administrative Agent, for the benefit of Administrative Agent and the Lenders and Grantor agrees to execute such further assignments of the Condemnation Proceeds as Administrative Agent may require. Nothing herein will be deemed to excuse Grantor from repairing, maintaining or restoring the Property as provided in this Security Instrument, regardless of the availability or sufficiency of any Condemnation Proceeds, and the application or release by Administrative Agent of any Condemnation Proceeds will not cure or waive any Default, Event of Default or notice of Default or Event of Default or invalidate any action taken by or on behalf of Administrative Agent pursuant to any such notice. In the event of a foreclosure of this Security Instrument, or other transfer of title to the Property in extinguishment in whole or in part of the Obligations, all right, title and interest of Grantor in and to the Condemnation Proceeds will vest in the purchaser at such foreclosure or in Administrative Agent, for the benefit of Administrative Agent and the Lenders, or other transferee in the event of such other transfer of title.
Section 3.12 AVAILABILITY OF NET PROCEEDS.
(a)In the event of any damage or destruction of the Property, Administrative Agent shall apply all Insurance Proceeds remaining after deductions of all expenses of collection and settlement thereof, including, without limitation, reasonable attorneys’ and adjustors’ fees and expenses, to the restoration of the Improvements but only as repairs or replacements are effected and continuing expenses become due and payable; provided that the following conditions are met: (a) no Event of Default exists that has not been cured; (b) the Loan is in balance (taking into account all costs of reconstruction and the amount of the Insurance Proceeds, if any, the amount of operating expenses and interest that will accrue under the Notes, and any additional funds deposited by Grantor with Administrative Agent (“Deficiency Deposit”) to pay for such costs of reconstruction); (c) Administrative Agent has determined, in its sole discretion, that the damage or destruction can be repaired and that the damaged portion of the Improvements can be completed according to the requirements of the Loan Agreement; (d) Administrative Agent and all applicable governmental authorities have approved the final plans and specifications for reconstruction of the damaged portion of the Improvements; (e) Administrative Agent has approved, for the reconstruction of the damaged portion of the Improvements, in its sole discretion, the budget, the construction schedule and the construction contract; and (f) Administrative Agent has determined, in its sole discretion, that after the reconstruction work is completed, the Borrowing Base Amount as a percentage of the Borrowing Base Value of the Projects shall not exceed the Maximum Borrowing Base Leverage Ratio (as defined in the Loan Agreement), provided Grantor may pay down the Loan so that the foregoing requirement in this clause (f) is satisfied. If any one or more of such conditions set forth herein have not been met, Administrative Agent will not be obligated to make any further disbursements pursuant to the Loan Agreement, and Administrative Agent shall apply all Insurance Proceeds, after deductions as herein provided, to the repayment of the outstanding balance of the Notes, (without payment of a prepayment premium other than LIBOR Breakage Costs) together with all accrued interest thereon, in such order as Administrative Agent may elect, notwithstanding that the outstanding balance may not be due and payable.

(b)In the event of any taking or condemnation of the Property or any part thereof or interest therein, all Condemnation Proceeds will be paid to Administrative Agent, for the benefit of Administrative Agent and the Lenders. After deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including attorneys’ fees, incurred by it in connection with any such action or proceeding, Administrative Agent shall apply all such Condemnation Proceeds to the restoration of the Improvements (other than Condemnation Proceeds attributable to temporary use or occupancy which may be applied, at Administrative Agent’s option, to installments of principal and interest and other charges due under the Notes and other Loan Documents when the same become due and payable, without payment of a prepayment premium other than LIBOR Breakage Costs) provided that:
(i)the taking or damage will not, in Administrative Agent’s reasonable judgment, materially impair the security for the Loan; and
(ii)all conditions set forth in Section 3.12(a) above with respect to the disbursement of Insurance Proceeds are met.
If all of the above conditions are met, Administrative Agent shall disburse the Condemnation Proceeds in accordance with the Loan Agreement and only as repairs or replacements are effected and continuing expenses become due and payable. If any one or more of the above conditions are not met, Administrative Agent shall apply all of the Condemnation Proceeds, after deductions as herein provided, to the repayment of the outstanding balance of the Notes (without payment of prepayment premiums other than LIBOR Breakage Costs), together with all accrued interest thereon, in such order as Administrative Agent may elect, notwithstanding that said outstanding balance may not be due and payable, and Administrative Agent will have no further obligation to make disbursements pursuant to the Loan Agreement or the other Loan Documents. If the Condemnation Proceeds are not sufficient to repay the portion of the Loan allocable to the Property covered by this Security Instrument and Administrative Agent or Lenders have determined that its security for the Loan is materially impaired, Grantor shall immediately pay any such remaining balance allocable to the Property, together with all accrued interest thereon. Notwithstanding the above, provided the Condemnation Proceeds do not exceed $125,000, no Event of Default exists, and the taking has not materially impaired the value of the Property, Grantor may retain such Condemnation Proceeds.
(c)The term “Net Proceeds” means (i) the net amount of the Insurance Proceeds received by Administrative Agent after deduction of Administrative Agent’s costs and expenses (including attorneys’ fees), if any, in collecting the same; or (ii) the net amount of the Condemnation Proceeds received by Administrative Agent after deduction of Administrative Agent’s costs and expenses (including attorneys’ fees), if any, in collecting the same, whichever the case may be; and (iii) any additional deposit the Administrative Agent requires the Grantor to make to the Administrative Agent in connection with such casualty or condemnation proceeding.
Article 4 - OBLIGATIONS AND RELIANCES
Section 4.1 RELATIONSHIP OF GRANTOR AND LENDERS. The relationship between Grantor and Administrative Agent and the Lenders is solely that of debtor and creditor, and neither Administrative Agent nor any Lender has any fiduciary or other special relationship with

Grantor, and no term or condition of any of the Loan Agreement, this Security Instrument, any of the other Loan Documents, the Indemnity or the Guaranties will be construed so as to deem the relationship between Grantor and Administrative Agent and the Lenders to be other than that of debtor and creditor.
Section 4.2 NO RELIANCE ON LENDERS. The general partners, members, principals and (if Grantor is a trust) beneficial owners of Grantor are experienced in the ownership and operation of properties similar to the Property, and Grantor and Administrative Agent and Lenders are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Grantor is not relying on Administrative Agent’s or any Lender’s expertise, business acumen or advice in connection with the Property.
Section 4.3 NO OBLIGATION OF ADMINISTRATIVE AGENT.
(a)Notwithstanding anything to the contrary contained in this Security Instrument, none of Administrative Agent nor any Lender is undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to any other agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.
(b)By accepting or approving anything required to be observed, performed or fulfilled or to be given to Administrative Agent or any Lender pursuant to this Security Instrument, the Loan Agreement, the other Loan Documents, the Indemnity or the Guaranties, including any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Administrative Agent nor any Lender will be deemed to have warranted, consented to, or affirmed the sufficiency, legality or effectiveness of same, and such acceptance or approval thereof will not constitute any warranty or affirmation with respect thereto by Administrative Agent or any Lender.
Section 4.4 RELIANCE. Grantor recognizes and acknowledges that in accepting the Loan Agreement, the Notes, this Security Instrument, the other Loan Documents, the Indemnity and the Guaranties, Administrative Agent and the Lenders are expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article V of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Administrative Agent or any Lender; that such reliance existed on the part of Administrative Agent and Lenders prior to the date hereof; that the warranties and representations are a material inducement to the Lenders in making the Loan and to Administrative Agent and the Lenders in entering into the Loan Agreement; and that the Lenders would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Article V of the Loan Agreement.
Article 5 - FURTHER ASSURANCES
Section 5.1 RECORDING OF SECURITY INSTRUMENT, ETC. Grantor forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Administrative Agent in, the Property. Grantor will pay all taxes, all filing, registration and recording fees and taxes, and all reasonable expenses incident to the preparation, execution, acknowledgment, filing and/or recording of the Notes, this Security Instrument, the other Loan Documents, any note, deed of trust, deed to secure debt or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any deed of trust, deed to secure debt or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.
Section 5.2 FURTHER ACTS, ETC. Grantor will, at Grantor’s sole cost and expense, and without expense to Administrative Agent or any Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, deeds to secure debt, mortgages, assignments, notices of assignments, transfers and assurances as Administrative Agent may, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Administrative Agent (for the benefit of Administrative Agent and the Lenders) the Property and rights hereby deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign to Administrative Agent, for the benefit of Administrative Agent and the Lenders, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all applicable Laws and Governmental Requirements. Grantor, within ten (10) Business Days following written demand by Administrative Agent, will execute and deliver, and in the event it fails to so execute and deliver, hereby authorizes Administrative Agent to execute in the name of Grantor or file or record without the signature of Grantor to the extent Administrative Agent may lawfully do so, one or more financing statements (including initial financing statements and amendments thereto and continuation statements), to evidence more effectively the security interest of Administrative Agent in the Property. Grantor also ratifies its authorization for Administrative Agent to have filed or recorded any like initial financing statements, amendments thereto and continuation statements, if filed or recorded prior to the date of this Security Instrument. Grantor grants to Administrative Agent an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Administrative Agent at law and in equity during the existence of an Event of Default, including such rights and remedies available to Administrative Agent pursuant to this Section. To the extent not prohibited by applicable law, Grantor hereby ratifies all acts Administrative Agent has lawfully done in the past or will lawfully do or cause to be done in the future by virtue of such power of attorney.
Section 5.3 CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS.
(a)If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Administrative Agent’s interest in the Property, Grantor will pay the tax, with interest and penalties thereon, if any, in accordance with the applicable provisions of the Loan Agreement.
(b)Grantor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes assessed against the Property, or any part thereof, and no deduction will otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt.
(c)If at any time the United States of America, any State thereof or any subdivision of any such State will require revenue or other stamps to be affixed to the Notes, this Security Instrument, or any of the other Loan Documents or impose any other tax or charge on the same, Grantor will pay for the same, with interest and penalties thereon, if any.
Article 6 - DUE ON SALE/ENCUMBRANCE
Section 6.1 ADMINISTRATIVE AGENT RELIANCE. Grantor acknowledges that Administrative Agent and the Lenders have examined and relied on the experience of Grantor and its general partners, members, principals and (if Grantor is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Grantor’s ownership of the Property as a means of maintaining the value of the Property as security for repayment and performance of the Obligations. Grantor acknowledges that Administrative Agent and the Lenders have a valid interest in maintaining the value of the Property so as to ensure that, should Borrowers default in the repayment of the Obligations or the performance of the Obligations, Administrative Agent, for the benefit of Administrative Agent and the Lenders can recover the Obligations by a sale of the Property.
Section 6.2 NO TRANSFER. Grantor will comply in all respects with the provisions of the Loan Agreement regarding (a) selling, transferring, leasing, conveying or encumbering the Land, the Equipment or the Improvements or the direct or indirect interests in Grantor, and (b) changing control of Grantor.
Article 7 - RIGHTS AND REMEDIES UPON DEFAULT
Section 7.1 REMEDIES. Upon the occurrence, and during the continuance, of any Event of Default, unless such Event of Default is subsequently waived in writing by the Required Lenders or Administrative Agent, as applicable (provided that the Required Lenders and Administrative Agent have no obligation whatsoever to grant any such waiver and any such waiver, if granted, will be considered a one-time waiver), Administrative Agent may exercise any or all of the following rights and remedies, consecutively or simultaneously, and in any order:
(a)intentionally omitted;
(b)institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner in accordance with applicable law;

(c)with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Obligations then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Obligations not then due, unimpaired and without loss of priority;
(d)If an Event of Default shall occur hereunder and, as a result thereof, the Obligations are accelerated and are due and payable in full sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Grantor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, and without limiting the foregoing:
(i)Administrative Agent, at its option, may sell the Property, or any part thereof, at public sale or sales before the door of the courthouse of the county in which the Property, or any part thereof, is situated, to the highest bidder for cash, in order to pay the Obligations and insurance premiums, liens, assessments, taxes and charges, including utility charges, if any, with accrued interest thereon, and all costs incurred by Administrative Agent and the Lenders in connection with such sale and all other expenses of the sale and of all proceedings in connection therewith, including reasonable attorneys’ fees (which will be limited to fees actually incurred by Administrative Agent and the Lenders based upon the standard billing rates of the professionals providing services to Administrative Agent and the Lenders), after first (A) providing Grantor written notice of the initiation of proceedings to exercise the power of sale no later than thirty (30) days before the date of the proposed sale, in accordance with O.C.G.A. §44-14-162.2, and (B) advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which sheriff’s sales are advertised in said county. The foregoing notwithstanding, Administrative Agent may sell, or cause to be sold, any tangible or intangible personal property, or any part thereof, and which constitutes a part of the security hereunder, in the foregoing manner, or as may otherwise be provided by law. Administrative Agent and Lenders may bid and purchase at any such sale and may satisfy Administrative Agent or Lender’s obligation to purchase pursuant to Administrative Agent’s or Lender’s bid by canceling an equivalent portion of any Obligations then outstanding and secured hereby.
(ii)At any such sale, Administrative Agent may execute and deliver to the purchaser a conveyance of the Property, or any part thereof, in fee simple (but without covenants and warranties, express or implied), and, to this end, Grantor hereby constitutes and appoints Administrative Agent the agent and attorney-in-fact of Grantor to make such sale and conveyance, and thereby to divest Grantor of all right, title, and equity that Grantor may have in and to the Property and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed, and any recitals in said conveyance or conveyances as to facts essential to a valid sale will be binding on Grantor. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided by law for collection of the Obligations secured hereby, and will not be exhausted by one exercise thereof but may be exercised until full payment of all Obligations secured hereby;
(e)institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Loan Agreement or in the other Loan Documents;
(f)recover judgment on the Obligations either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;
(g)obtain the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Obligations and without regard for the solvency of Grantor, any guarantor or any indemnitor with respect to the Loan or of any other Person liable for the payment of the Obligations. Grantor waives any right to any hearing or notice of hearing prior to the appointment of a receiver. Such receiver and his agents will be empowered to (i) take possession of the Property and perform all necessary or desirable acts with respect to management and operation of the Property, (ii) exclude Grantor and Grantor’s agents, servants, and employees from the Property, (iii) collect the rents, issues, profits, and income therefrom, (iv) complete any construction which may be in progress, (v) do such maintenance and make such repairs and alterations as the receiver deems necessary, (vi) use all stores of materials, supplies, and maintenance equipment on the Property and replace such items at the expense of the receivership estate, (vii) pay all taxes and assessments against the Property, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance, and (viii) generally do anything which Grantor could legally do if Grantor were in possession of the Property. All expenses incurred by the receiver or his agents will constitute a part of the Obligations. Any revenues collected by the receiver will be applied first to the expenses of the receivership, including reasonable attorneys’ fees incurred by the receiver and by Administrative Agent, together with interest thereon at the Default Rate from the date incurred until repaid, and the balance will be applied toward the Obligations or in such other manner as the court may direct. Unless sooner terminated with the express consent of Administrative Agent, any such receivership will continue until the Obligations have been discharged in full, or until title to the Property has passed after a foreclosure sale and all applicable periods of redemption have expired;
(h)The license granted to Grantor under Section 1.2 hereof will automatically be revoked and Administrative Agent may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Grantor and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Grantor and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Grantor agrees to surrender possession of the Property and of such books, records and accounts to Administrative Agent upon demand, and thereupon Administrative Agent may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Administrative Agent deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Grantor with respect to the Property, whether in the name of Grantor or otherwise, including the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Grantor to pay monthly in advance to Administrative Agent, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Grantor; (vi) require Grantor to vacate and surrender possession of the Property to Administrative Agent or to such receiver and, in default thereof, Grantor may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Obligations, in such order, priority and proportions as Administrative Agent deems appropriate in its sole discretion after deducting therefrom all expenses (including attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Insurance Premiums and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Administrative Agent, its in-house and outside counsel, agents and employees;
(i)exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment and the Personal Property, or any part thereof, and to take such other measures as Administrative Agent may deem necessary for the care, protection and preservation of the Fixtures, the Equipment and the Personal Property for the benefit of Administrative Agent and the Lenders, and (ii) require Grantor at its expense to assemble the Fixtures, the Equipment and the Personal Property and make it available to Administrative Agent at a convenient place acceptable to Administrative Agent, for the benefit of Administrative Agent and the Lenders. Any notice of sale, disposition or other intended action by Administrative Agent with respect to the Fixtures, the Equipment and/or the Personal Property sent to Grantor in accordance with the provisions hereof at least 10 Business Days prior to such action, will constitute commercially reasonable notice to Grantor;
(j)apply any sums then deposited or held in escrow or otherwise by or on behalf of Administrative Agent in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order as determined in the sole and absolute discretion of Administrative Agent and the Required Lenders:
(i)Taxes;
(ii)Insurance Premiums;
(iii)Interest on the unpaid principal balance of the Notes;
(iv)The unpaid principal balance of the Notes; and
(v)All other sums payable pursuant to the Notes, the Loan Agreement, this Security Instrument and the other Loan Documents, including advances made by Administrative Agent pursuant to the terms of this Security Instrument;

(k)pursue such other remedies as Administrative Agent may have under the other Loan Documents, the Indemnity or the Guaranties and/or applicable law; or
(l)apply the undisbursed balance of any Net Proceeds, together with interest thereon, to the payment of the Obligations in such order, priority and proportions as Administrative Agent and the Required Lenders will deem to be appropriate in their discretion.
In addition to the foregoing, Administrative Agent and/or the Lenders may exercise any and all additional rights and remedies specified in the Loan Agreement, including that the Required Lenders may declare that the Commitments are terminated and/or declaring that the entire unpaid principal balance of the Obligations are immediately due and payment, together with accrued and unpaid interest thereon.
In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Security Instrument will continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.
Section 7.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Administrative Agent pursuant to the Notes, this Security Instrument or the other Loan Documents, may be applied by Administrative Agent to the payment of the Obligations in such priority and proportions as Administrative Agent and the Required Lenders in their discretion will deem proper, to the extent consistent with applicable Laws.
Section 7.3 ACTIONS AND PROCEEDINGS. Grantor will give Administrative Agent prompt written notice of the assertion of any claim with respect to, or the filing of any action or proceeding purporting to affect the Property, the security hereof or the rights or powers of Administrative Agent. Administrative Agent has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Grantor, which Administrative Agent, in its discretion, decides should be brought to protect its interest in the Property.
Section 7.4 RECOVERY OF SUMS REQUIRED TO BE PAID. Administrative Agent will have the right from time to time to take action to recover any sum or sums which constitute a part of the Obligations as the same become due, without regard to whether or not the balance of the Obligations is due, and without prejudice to the right of Administrative Agent thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Grantor existing at the time such earlier action was commenced. In the event Grantor is curing a default or is paying off the Loan and Administrative Agent has incurred fees which Grantor is obligated to pay to Administrative Agent under any of the Loan Documents, and such amount has not been reduced to a final amount at the time Grantor is curing the default or is paying off the Loan, Administrative Agent may require Grantor to pay a reasonable estimate of such fees with the payment curing the default or with the payoff of the Loan, and any amount paid in excess of the estimate by the Grantor will be refunded to the Grantor after the final amount of such fee is determined.

Section 7.5 OTHER RIGHTS, ETC.
(a)The failure of Administrative Agent or the Lenders to insist upon strict performance of any term hereof will not be deemed to be a waiver of any term of this Security Instrument. Grantor will not be relieved of Grantor’s obligations hereunder by reason of (i) the failure of Administrative Agent to comply with any request of Grantor or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Notes, the other Loan Documents, the Indemnity or the Guaranties, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any Person liable for the Obligations or any portion thereof, or (iii) any agreement or stipulation by Administrative Agent or the Lenders extending the time of payment or otherwise modifying or supplementing the terms of the Notes, this Security Instrument or the other Loan Documents, the Indemnity or the Guaranties.
(b)It is agreed that the risk of loss or damage to the Property is on Grantor, and none of Administrative Agent nor any Lender will have any liability whatsoever for decline in value of the Property, for failure to maintain any insurance policies, or for failure to determine whether insurance in force is adequate as to the amount or nature of risks insured. Possession by Administrative Agent will not be deemed an election of judicial relief if any such possession is requested or obtained with respect to all or any portion of the Property or collateral not in Administrative Agent’s possession.
(c)Administrative Agent may take action to recover the Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Administrative Agent thereafter to foreclose this Security Instrument. The rights of Administrative Agent under this Security Instrument will be separate, distinct and cumulative and none will be given effect to the exclusion of the others. No act of Administrative Agent will be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Administrative Agent will not be limited exclusively to the rights and remedies herein stated but will be entitled to every right and remedy now or hereafter afforded at law or in equity.
(d)If Administrative Agent or any Lender has started enforcement of any right by foreclosure, sale, entry, or otherwise and such proceeding will be discontinued, abandoned, or determined adversely for any reason, then Grantor, Administrative Agent and Lenders will be restored to their former positions and rights under the Loan Documents with respect to the Property, subject to the security title and security interest hereof, and Grantor hereby expressly waives any and all benefits Grantor may have under O.C.G.A. § 44-14-85 or any similar law to claim that the withdrawal of any foreclosure proceedings will operate to rescind the acceleration of the maturity of the Obligations and to reinstate the Obligations upon the terms and conditions existing prior to such acceleration.
Section 7.6 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Administrative Agent may release any portion of the Property for such consideration as Administrative Agent may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder are reduced by the actual monetary consideration, if any, received by Administrative Agent for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Administrative Agent may require without being accountable for so doing to any other lienholder. This Security Instrument will continue as a lien on, and security interest in, the remaining portion of the Property.
Section 7.7 INTENTIONALLY DELETED.
Section 7.8 RIGHT OF ENTRY. Upon reasonable notice to Grantor (and subject to the rights of tenants under their leases), Administrative Agent and its agents will have the right to enter and inspect the Property at all reasonable times.
Section 7.9 BANKRUPTCY.
(a)After the occurrence, and during the continuance, of an Event of Default, Administrative Agent will have the right to proceed in its own name or in the name of Grantor in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including the right to file and prosecute, to the exclusion of Grantor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.
(b)If there is filed by or against Grantor a petition under the Bankruptcy Code and Grantor, as lessor under any Lease, determines to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Grantor will give Administrative Agent not less than 10 days’ prior notice of the date on which Grantor will apply to the bankruptcy court for authority to reject the Lease (or such lesser notice as may be reasonably practicable under the circumstances). Administrative Agent will have the right, but not the obligation, to serve upon Grantor within such 10 day period a notice stating that (i) Administrative Agent demands that Grantor assume and assign the Lease to Administrative Agent pursuant to Section 365 of the Bankruptcy Code and (ii) Administrative Agent covenants to cure or provide adequate assurance of future performance under the Lease. If Administrative Agent serves upon Grantor the notice described in the preceding sentence, Grantor will not seek to reject the Lease and will comply with the demand provided for in clause (i) of the preceding sentence within 30 days after the notice is given, subject to the performance by Administrative Agent of the covenant provided for in clause (ii) of the preceding sentence.
Section 7.10 INTENTIONALLY OMITTED.
Section 7.11 ACCEPTANCE OF PAYMENTS. Grantor agrees that if Grantor makes a tender of a payment but does not simultaneously tender payment of any late charge, Default Rate interest, LIBOR Breakage Costs, Swap Obligations of Borrower or other amount then due and owing by Grantor under this Security Instrument or the other Loan Documents, and such payment is accepted by Administrative Agent or any Lender, with or without protest, such acceptance will not constitute any waiver of Administrative Agent’s or such Lender’s rights to receive such amounts. Furthermore, if Administrative Agent accepts any payment from Grantor or any Guarantor after a Default or Event of Default, such acceptance will not constitute a waiver or satisfaction of any such Default or Event of Default.

Article 8 - ENVIRONMENTAL HAZARDS
Section 8.1 ENVIRONMENTAL COVENANTS. Grantor has provided representations, warranties and covenants regarding environmental matters set forth in the Indemnity and Grantor will comply with the aforesaid covenants regarding environmental matters. Notwithstanding anything in this Security Instrument to the contrary, the term “Obligations” does not include any obligations or liabilities under the Indemnity (as defined in the Loan Agreement) and the obligations and liabilities under the Indemnity are not secured by this Security Instrument.
Article 9 - INDEMNIFICATION
The provisions of Section 2.10(b), Section 6.24 [Fees and Expenses] and Section 10.1 [General Indemnities] of the Loan Agreement are hereby incorporated by reference into this Security Instrument to the same extent and with the same force as if fully set forth herein. Notwithstanding the foregoing or anything in this Security Instrument to the contrary, however, this Security Instrument shall not secure Borrower’s or Guarantor’s obligations under the Indemnity or Guarantor’s obligations under any Guaranty.
Article 10 - CERTAIN WAIVERS
Section 10.1 WAIVER OF OFFSETS, DEFENSES, COUNTERCLAIM. Grantor hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Administrative Agent and/or any Lender to offset any obligations to make the payments required by the Loan Documents. No failure by Administrative Agent or any Lender to perform any of its obligations hereunder will be a valid defense to, or result in any offset against, any payments which Grantor is obligated to make under any of the Loan Documents.
Section 10.2 MARSHALLING AND OTHER MATTERS. To the extent permitted by applicable law, Grantor hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption Laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Grantor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Grantor, and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all other Persons to the extent permitted by applicable law.
Section 10.3 WAIVER OF NOTICE. To the extent permitted by applicable law, and unless such notice is required pursuant to the terms hereof, the Indemnity, Guaranties or any Loan Documents, Grantor will not be entitled to any notices of any nature whatsoever from Administrative Agent and/or the Lenders except with respect to matters for which this Security Instrument or any of the other Loan Documents specifically and expressly provides for the giving of notice by Administrative Agent or any Lender to Grantor and except with respect to matters for which Administrative Agent or any Lender is required by applicable law to give notice, and Grantor hereby expressly waives the right to receive any notice from Administrative Agent and/or the Lenders with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Administrative Agent and/or the

Lenders to Grantor. All sums payable by Grantor pursuant to this Security Instrument must be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Grantor hereunder will in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (a) any damage to or destruction of or any condemnation or similar taking of the Property or any part thereof; (b) any restriction or prevention of or interference by any third party with any use of the Property or any part thereof; (c) any title defect or encumbrance or any eviction from the Property or any part thereof by title paramount or otherwise; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Administrative Agent or any Lender, or any action taken with respect to this Security Instrument by any trustee or receiver of Administrative Agent or any Lender, or by any court, in any such proceeding; (e) any claim which Grantor has or might have against Administrative Agent or any Lender; (f) any default or failure on the part of Administrative Agent or any Lender to perform or comply with any of the terms hereof or of any other agreement with Grantor; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Grantor has notice or knowledge of any of the foregoing.
Section 10.4 WAIVER OF STATUTE OF LIMITATIONS. To the extent permitted by applicable law, Grantor hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment or performance of the Obligations.
Article 11 - NOTICES
All notices or other written communications hereunder will be delivered in accordance with the notice provisions of the Loan Agreement.
Article 12 - APPLICABLE LAW
Section 12.1 GOVERNING LAW; WAIVER OF JURY TRIAL; JURISDICTION. IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY INSTRUMENT AND THE OBLIGATIONS ARISING HEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, GRANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS SECURITY INSTRUMENT, AND THIS SECURITY INSTRUMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, AND ANY LAWS OF THE UNITED STATES OF AMERICA APPLICABLE TO NATIONAL BANKS.
TO THE FULLEST EXTENT NOW OR HEREAFTER PERMITTED BY LAW, GRANTOR, Administrative Agent AND EACH LENDER HEREBY WAIVE ANY

RIGHT TO A TRIAL BY JURY IN ANY ACTION RELATING TO THE LOAN AND/OR THE LOAN DOCUMENTS. GRANTOR, TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF GEORGIA OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS SECURITY INSTRUMENT, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF GEORGIA, (C) SUBMITS TO THE JURISDICTION AND VENUE OF SUCH COURTS AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT, AND (D) AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN WILL AFFECT THE RIGHT OF ADMINISTRATIVE AGENT AND EACH LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). GRANTOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO GRANTOR AT THE ADDRESSES FOR NOTICES DESCRIBED IN THIS SECURITY INSTRUMENT, AND CONSENTS AND AGREES THAT SUCH SERVICE WILL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN WILL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).
Section 12.2 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof will be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term will not be affected thereby.
Article 13 - DEFINITIONS
All capitalized terms not defined herein will have the respective meanings set forth in the Loan Agreement. If a capitalized term is defined herein and the same capitalized term is defined in the Loan Agreement, then the capitalized term that is defined herein will be utilized for the purposes of this Security Instrument, provided that the foregoing does not impact provisions that are incorporated herein by reference. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word “Grantor” will mean “each Grantor and any subsequent owner or owners of the Property or any part thereof or any interest therein, without limitation or waiver of any restrictions on transfers of any interest therein as set forth in any Loan Document,” the word “Administrative Agent” will mean “Administrative Agent and any subsequent administrative agent for the Lenders with respect to the Loan”, the word “Property” will include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” will include any and all in-house and outside attorneys’, paralegals’ and law clerks’ reasonable fees and disbursements, including fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Administrative Agent and/or any Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder. In all events where Grantor may be obligated to pay all reasonable attorneys’ fees and costs incurred or paid by Administrative Agent and/or any Lender in connection with this Security Instrument or the other Loan Documents, “attorneys’ fees and costs” or words of similar import shall in all events mean reasonable attorneys’ fees, actually incurred, without the application of the statutory presumption established by O.C.G.A. §13-1-11.
Article 14 - MISCELLANEOUS PROVISIONS
Section 14.1 NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Grantor or Administrative Agent, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
Section 14.2 SUCCESSORS AND ASSIGNS. This Security Instrument will be binding upon and inure to the benefit of Grantor, Administrative Agent and the Lenders and their respective successors and assigns forever.
Section 14.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Loan Agreement, the Notes or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Notes and this Security Instrument will be construed without such provision.
Section 14.4 HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.
Sectio 14.5 SUBROGATION. If any or all of the proceeds of the Loan have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Administrative Agent will be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Administrative Agent, for the benefit of Administrative Agent and the Lenders, and are merged with the lien and security interest created herein as cumulative security for the repayment of the Obligations, the performance and discharge of Grantor’s obligations hereunder, under the Loan Agreement, the Notes and the other Loan Documents and the performance and discharge of the Other Obligations.
Section 14.6 ENTIRE AGREEMENT. The Notes, the Loan Agreement, this Security Instrument and the other Loan Documents constitute the entire understanding and agreement among Grantor, the Lenders and Administrative Agent with respect to the transactions arising in connection with the Obligations and supersede all prior written or oral understandings and agreements among Grantor, the Lenders and Administrative Agent with respect thereto. Grantor hereby acknowledges that, except as incorporated in writing in the Notes, the Loan Agreement, this Security Instrument and the other Loan Documents, there are not, and were not, and no Persons are or were authorized by Administrative Agent or the Lenders to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Notes, the Loan Agreement, this Security Instrument and the other Loan Documents.
Section 14.7 LIMITATION ON ADMINISTRATIVE AGENT’S RESPONSIBILITY. No provision of this Security Instrument will operate to place any obligation or liability for the control, care, management or repair of the Property upon Administrative Agent or any Lender, nor will it operate to make Administrative Agent or any Lender responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained will be construed as constituting Administrative Agent a “mortgagee in possession.”
Section 14.8 JOINT AND SEVERAL. If more than one Person has executed this Security Instrument as “Grantor,” the representations, covenants, warranties and obligations of all such Persons hereunder will be joint and several.
Section 14.9 ADMINISTRATIVE AGENT’S DISCRETION. Whenever, pursuant to this Security Instrument or any of the other Loan Documents, Administrative Agent exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory or acceptable to Administrative Agent, or Administrative Agent exercises any right to grant or withhold consent, or Administrative Agent exercises its discretion in making any decision, the decision of Administrative Agent will, except as is otherwise specifically herein provided, be in the sole and absolute discretion of Administrative Agent and will be final and conclusive.
Section 14.10 NO MERGER. So long as the Obligations owed to the Lenders secured hereby remain unpaid and undischarged and unless Administrative Agent otherwise consents in writing, the fee, leasehold, subleasehold and sub-subleasehold estates in and to the Property will not merge but will always remain separate and distinct, notwithstanding the union of estates (without implying Grantor’s consent to such union) either in Grantor, Administrative Agent, any tenant or any third party by purchase or otherwise. In the event this Security Instrument is originally placed on a leasehold estate and Grantor later obtains fee title to the Property, such fee title will be subject and subordinate to this Security Instrument.
Section 14.11 JOINT BORROWER PROVISIONS. Section 10.13 of the Loan Agreement is hereby incorporated in this Security Instrument by reference as if more fully set forth herein.
Section 14.12 LIMITED RECOURSE PROVISION. Except as to Guarantor as set forth in the Guaranties, Administrative Agent and Lenders shall have no recourse against, nor shall there be any personal liability to, the members of any Borrower (including the members of Grantor), or to any shareholders, members, partners, beneficial interest holders or any other entity or person in the ownership (directly or indirectly) of any Borrower, including any such owners of Grantor (except for Guarantor as provided in the Guaranties) with respect to the obligations of Borrowers

(including Grantor) and Guarantor under the Loan. For purposes of clarification, in no event shall the above language limit, reduce or otherwise affect any Borrowers’ liability or obligations under the Loan Documents, Guarantor’s liability or obligations under the Guaranties or Administrative Agent’s right to exercise any rights or remedies against any collateral securing the Loan.
Article 15 - STATE-SPECIFIC PROVISIONS
Section 15.1 PRINCIPLES OF CONSTRUCTION. In the event of any inconsistencies between the terms and conditions of this Article 15 and the other terms and conditions of this Security Instrument, the terms and conditions of this Article 15 shall control and be binding.
Section 15.2 NO NOVATION. Administrative Agent’s acceptance of an assumption of the obligations of this Security Instrument, the Loan Agreement and the Note, and any release of Grantor (if any) in connection with such assumption, will not constitute a novation.
Section 15.3 SECURITY TITLE. All references in this Security Instrument to a “lien” or “liens” are to be deemed modified to include “security title” within the meaning of such term.
Section 15.4 VARIABLE RATE. Grantor, and by its acceptance hereof, Administrative Agent acknowledges and agrees that the rate of interest charged on the principal amount of the Loan may vary from time to time as more particularly set forth in the Notes, the Loan Agreement and the other Loan Documents.
Section 15.5 FUTURE ADVANCES. This Security Instrument secures the payment of the entire indebtedness secured hereby; provided, however, that the total amount secured by this Security Instrument (excluding interests, costs, expenses, charges, fees, protective advances and indemnification obligations, all of any type or nature) may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed twice the principal amount of the Notes plus interest that may have accrued thereon, together with any disbursements made for the payment of taxes, levies or insurance on the Property covered by the security title and lien and security interest of this Security Instrument, including interest on all such disbursements., Nothing herein shall be deemed an obligation on the part of Administrative Agent and/or the Lenders to make any future advance.
Section 15.5 INTENTIONALLY DELETED.

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Section 15.7 WAIVER. GRANTOR HEREBY WAIVES ANY RIGHT GRANTOR MAY HAVE UNDER THE CONSTITUTION OR THE LAWS OF THE STATE OF GEORGIA OR THE CONSTITUTION OR THE LAWS OF THE UNITED STATES OF AMERICA TO NOTICE, OTHER THAN EXPRESSLY PROVIDED FOR IN THIS SECURITY INSTRUMENT, OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS SECURITY INSTRUMENT TO ADMINISTRATIVE AGENT, AND GRANTOR WAIVES GRANTOR’S RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS SECURITY INSTRUMENT ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. ALL WAIVERS BY GRANTOR IN THIS PARAGRAPH HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY, AND KNOWINGLY, AFTER GRANTOR HAS BY GRANTOR’S ATTORNEY BEEN FIRST APPRISED OF AND COUNSELED WITH RESPECT TO GRANTOR’S POSSIBLE ALTERNATIVE RIGHTS.

/s/ CJS
(Initialed and Acknowledged by Grantor)

[NO FURTHER TEXT ON THIS PAGE; SIGNATURE PAGE FOLLOWS]
Section 15.7

IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Grantor, UNDER SEAL, as of the day and year first above written.

Signed, sealed and delivered in the presence of:	KBSIII 207 17TH STREET, LLC, a Delaware limited liability company

/s/ Debbie Montgomery Unofficial Witness	By:	KBSIII REIT ACQUISITION XXV, LLC, a Delaware limited liability company, its sole member

/s/ KGodin Notary Public		By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

			By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member
[NOTARY SEAL]
				By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner
My Commission expires: 6/26/21
					By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr., Chief Executive Officer [CORPORATE SEAL]

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EXHIBIT A
LEGAL DESCRIPTION
That certain real property located in the County of Fulton, State of Georgia and more particularly described as follows:
PARCEL 1:
ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 108 of the 17th District, City of Atlanta, Fulton County, Georgia, lying at and above 905.42 feet above “MSL” (which term means Mean Sea Level as determined by reference to the most current published datum by the U.S. Coast and Geodetic Survey for Atlanta, Georgia, as of the date hereof), and being contained within the area formed by the boundary lines more particularly described as follows:
COMMENCE at Monument BFC 04 lying at State Plane Coordinates Northing 1,378,194.1172 and Easting 2,223,416.8937, NAD 83 Georgia West Zone, said monument also described as being located at the intersection of the easterly right-of-way line of Northside Drive (variable right-of-way-width) and the southerly right-of-way line of Norfolk southern railroad (variable right-of-way width); thence run North 71° 29' 47" East, 2853.58 feet to a point on the easterly right-of-way line of State Street (variable right-of-way width); thence, run along and coincident with the easterly right-of-way line of State Street North 00° 43' 05" East, 150.00 feet to a point on the northwesterly end of the mitered intersection of the easterly right-of-way line of State Street and the northerly right-of-way line of 17th Street (variable right-of-way width); thence, run along said miter South 44° 16' 54" East, 14.14 feet to a point on the southeasterly end of said miter; thence, run along and coincident with the northerly right-of-way line of 17th Street South 89° 16' 54" East, 282.90 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 16' 54" East, 65.00 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 16' 54" East, 305.67 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 16' 54" East, 99.81 feet to a point on the easterly right-of-way line of District Avenue (a private variable right-of-way width); thence, run South 00° 47' 05" West, 0.22 feet to a point; thence, run along and coincident with the northerly right-of-way line of 17th Street South 89° 22' 58" East, 36.48 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 20' 21" East, 49.67 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 19' 08" East, 78.40 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 11' 50" East, 87.16 feet; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 21' 47" East, 79.54 feet to a point on the easterly right-of-way line of Market Street (a private variable right-of-way width), said point being the TRUE POINT OF BEGINNING; FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED, thence leave the northerly right-of-way line of 17th Street and run along and coincident with the easterly right-of-way line of Market Street the following courses and distances:

1.North 00° 57' 39" East, 13.82 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
2.North 00° 52' 35" East, 9.92 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
3.North 00° 46' 42" East, 10.03 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
4.North 00° 38' 08" East, 9.98 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
5.North 00° 36' 38" East, 10.01 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
6.North 00° 40' 29" East, 20.09 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
7.North 00° 37' 49" East, 9.93 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
8.North 00° 46' 18" East, 20.05 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
9.North 00° 41' 53" East, 20.33 feet to a point on the southerly right-of-way line of 17-1/2 Street (a private variable right-of-way width);
Thence, leave the easterly right-of-way line of Market Street and run along and coincident with the southerly right-of-way line 17-1/2 Street the following courses and distances:
10.South 89° 18' 40" East, 19.86 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
11.South 89° 22' 43" East, 19.90 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
12.South 89° 25' 05" East, 10.35 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
13.South 89° 11' 59" East, 9.91 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
14.South 89° 09' 53" East, 10.19 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
15.South 88° 48' 21" East, 10.01 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
16.South 89° 20' 14" East, 9.99 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
17.South 89° 25' 01" East, 9.91 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
18.South 89° 06' 08" East, 10.05 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
19.South 89° 15' 59" East, 10.03 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
20.South 89° 25' 29" East, 9.92 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
21.South 89° 17' 01" East, 30.05 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street

S-1

22.South 89° 24' 03" East, 10.03 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
23.North 89° 45' 53" East, 10.00 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
24.South 89° 12' 19" East, 8.77 feet to a point on the westerly right-of-way line of Commerce Street (a private variable right-of-way width);
Thence, leave the southerly right-of-way line of 17-1/2 Street and run along and coincident with the westerly right-of-way line of Commerce Street the following courses and distances:
25.South 01° 13' 30" West, 10.44 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
26.South 00° 50' 55" West, 10.08 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
27.South 00° 43' 01" West, 10.01 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
28.South 00° 45' 19" West, 9.93 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
29.South 00° 37' 17" West, 10.11 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
30.South 00° 42' 06" West, 19.95 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
31.South 00° 44' 35" West, 9.97 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
32.South 00° 48' 07" West, 10.08 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
33.South 00° 31' 56" West, 9.91 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
34.South 00° 37' 14" West, 10.05 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
35.South 00° 50' 17" West, 13.82 feet to a point on the northerly right-of-way line of 17th Street;
Thence, leave the westerly right-of-way line of Commerce Street and run along and coincident with the northerly right-of-way line of 17th Street the following courses and distances:
36.North 89° 34' 08" West, 10.13 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
37.North 89° 30' 54" West, 9.93 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
38.North 89° 17' 48" West, 10.09 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
39.North 89° 30' 10" West, 9.80 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street

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40.North 89° 11' 36" West, 10.06 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
41.North 89° 20' 05" West, 10.00 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
42.North 89° 16' 39" West, 9.99 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
43.North 88° 59' 57" West, 9.91 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
44.North 89° 34' 52" West, 10.07 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
45.North 88° 55' 48" West, 10.09 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
46.North 89° 01' 03" West, 9.95 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
47.North 89° 05' 02" West, 10.16 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
48.North 89° 16' 49" West, 9.87 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
49.North 89° 28' 38" West, 10.00 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
50.North 89° 13' 55" West, 20.02 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
51.North 89° 10' 16" West, 9.89 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
52.North 89° 14' 29" West, 10.09 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
53.North 89° 09' 01" West, 8.88 feet to a point, said point being the TRUE POINT OF BEGINNING.
Said tract being more particularly shown as "Parcel 'O-11'" on that certain ALTA/ACSM Land Title Survey of Parcel O-11 (W/ Garage Beneath), prepared for SPUS6 Atlantic 201 Office, LP, SPUS6 Atlantic 201 Office Mortgagee, LP, Commonwealth Land Title Insurance Company, District Owners' Association, Inc., SP5 Atlantic Land Developer, LLC and Parker, Hudson, Rainer & Dobbs LLP, prepared by TerraMark Land Surveying, Inc., bearing the seal and certification of William C. Wohlford, Jr., Georgia Registered Land Surveyor No. 2577, dated November 7, 2007, last updated December 13, 2011.
PARCEL 2:
TOGETHER WITH those easement rights arising from that certain Second Amended and Restated Master Declaration of Protective Covenants, Conditions, Restrictions and Easements for The Atlantic Redevelopment Site by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of May 7, 2004, and made effective as of October 25, 2001, recorded in Deed Book 37538, Page 38, Records of Fulton County, Georgia (the "Records"); as affected by that certain Agreement Regarding Slag Depository by Atlantic Station, L.L.C., a Delaware limited liability company, dated April 3, 2002, recorded in Deed Book 32150, Page 616, aforesaid
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Records; as further affected by that certain Notice of Addition and Submission of Property by Atlantic Station, L.L.C., a Delaware limited liability company, dated October 14, 2005, recorded in Deed Book 41134, Page 557, aforesaid Records; said Agreement Regarding Slag Depository being amended by that certain First Amendment to Agreement Regarding Slag Depository by Atlantic Station, L.L.C., a Delaware limited liability company, dated October 14, 2005, recorded in Deed Book 41134, Page 563, aforesaid Records; said Agreement Regarding Slag Depository being further amended by that certain Second Amendment to Agreement Regarding Slag Depository by Atlantic Station, L.L.C., a Delaware limited liability company, dated November 7, 2006, recorded in Business Book 15, Page 180, aforesaid Records, as re-recorded November 21, 2006, recorded in Deed Book 43925, Page 682, aforesaid Records; as amended by that certain First Amendment to Second Amended and Restated Master Declaration of Protective Covenants, Conditions, Restrictions and Easements for The Atlantic Redevelopment Site by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of March 26, 2007, recorded in Deed Book 44724, Page 661, aforesaid Records; said Agreement Regarding Slag Depository being further amended by that certain Third Amendment to Agreement Regarding Slag Depository by Atlantic Station, L.L.C., a Delaware limited liability company, dated October 11, 2007, recorded in Deed Book 45855, Page 193, aforesaid Records; said Agreement Regarding Slag Depository being further amended by that certain Fourth Amendment to Agreement Regarding Slag Depository by Atlantic Station, L.L.C., a Delaware limited liability company, dated July 21, 2010, recorded in Deed Book 49207, Page 193, aforesaid Records; as assigned by that certain Assignment of Developer's Rights and Obligations Under the Second Amended and Restated Master Declaration of Protective Covenants, Conditions, Restrictions, and Easements for The Atlantic Redevelopment Site by and between Atlantic Station, L.L.C., a Delaware limited liability company ("Assignor") and SP5 Atlantic Land Developer, LLC, a Delaware limited liability company ("Assignee"), dated December 31, 2010, recorded in Deed Book 49713, Page 633, aforesaid Records.
PARCEL 3:
ALSO TOGETHER WITH those easement rights arising from that certain Declaration of Protective Covenants, Conditions, Restrictions, and Easements for The District by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of August 2, 2004, recorded in Deed Book 38171, Page 37, aforesaid Records; as affected by that certain Consent to Easement Encroachment (Air Gap Easement) (Parcel O-12) by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of August 2, 2004, recorded in Deed Book 38276, Page 128, aforesaid Records; as further affected by that certain Consent to Easement Encroachment (Air Gap Easement) (Parcels R-18 and H-1) by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of August 2, 2004, recorded in Deed Book 38276, Page 132, aforesaid Records; as amended by that certain First Amendment to Declaration of Protective Covenants, Conditions, Restrictions, and Easements for The District by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of December 21, 2004, recorded in Deed Book 39105, Page 182, aforesaid Records; as further amended by that certain Second Amendment to Declaration of Protective Covenants, Conditions, Restrictions, and Easements for The District by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of October 17, 2005, recorded in Deed Book 41149, Page 416, aforesaid Records; as further amended by that certain Third Amendment to Declaration of Protective Covenants, Conditions, Restrictions, and Easements for The District by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of
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February 9, 2007, recorded in Deed Book 44449, Page 655, aforesaid Records; as assigned by that certain Assignment of Developer's Rights and Obligations Under the Declaration of Protective Covenants, Conditions, Restrictions, and Easements for The District by and between Atlantic Station, L.L.C., a Delaware limited liability company ("Assignor") and SP5 Atlantic Land Developer, LLC, a Delaware limited liability company ("Assignee"), dated December 31, 2010, recorded in Deed Book 49713, Page 638, aforesaid Records.
PARCEL 4:
ALSO TOGETHER WITH those easement rights arising from that certain Declaration of Building Site Covenants, Conditions, and Restrictions for Parcel O-11 of The ATLANTIC STATION® Redevelopment Site, by Atlantic Station, L.L.C., a Delaware limited liability company, dated August 16, 2006, recorded in Deed Book 43268, Page 64, aforesaid Records; as assigned by that certain Assignment of Developer's Rights and Obligations Under the Declaration of Building Site Covenants, Conditions and Restrictions for Parcel O-11 of The ATLANTIC STATION® Redevelopment Site by and between Atlantic Station, L.L.C., a Delaware limited liability company ("Assignor") and SP5 Atlantic Land Developer, LLC, a Delaware limited liability company ("Assignee"), dated December 31, 2010, recorded in Deed Book 49714, Page 46, aforesaid Records.
PARCEL 5:
ALSO TOGETHER WITH those easement rights arising from that certain Utility Easement Agreement by and between Atlantic Station, L.L.C., a Delaware limited liability company, and One Market Street Office, LLC, a Delaware limited liability company, dated August 16, 2006, recorded in Deed Book 43268, Page 137, aforesaid Records.
PARCEL 6:
ALSO TOGETHER WITH those easement rights arising from that certain Temporary Access Easement Agreement by and between Atlantic Station, L.L.C., a Delaware limited liability company, and One Market Street Office, LLC, a Delaware limited liability company, dated August 16, 2006, recorded in Deed Book 43268, Page 156, aforesaid Records.
PARCEL 7:
ALSO TOGETHER WITH those easement rights arising from that certain Parking Easement Agreement by and among Atlantic Station, L.L.C., a Delaware limited liability company, District Owners’ Association, Inc., a Georgia non-profit corporation, and One Market Street Office, LLC, a Delaware limited liability company, dated August 16, 2006, recorded in Deed Book 43268, Page 221, aforesaid Records; as amended by that certain First Amendment to Parking Easement Agreement by and among Atlantic Station, L.L.C., a Delaware limited liability company, District Owners’ Association, Inc., a Georgia non-profit corporation, and One Market Street Office, LLC, a Delaware limited liability company, dated July 21, 2010, recorded in Deed Book 49210, Page 322, aforesaid Records.
PARCEL 8:

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ALSO TOGETHER WITH those easement rights arising from that certain Garage Facilities Easement Agreement by and between Atlantic Station, L.L.C., a Delaware limited liability company, and One Market Street Office, LLC, a Delaware limited liability company, dated August 16, 2006, recorded in Deed Book 43268, Page 268, aforesaid Records; as amended by that certain First Amendment to Garage Facilities Easement Agreement by and between Atlantic Station, L.L.C., a Delaware limited liability company, and One Market Street Office, LLC, a Delaware limited liability company, dated July 21, 2010, recorded in Deed Book 49210, Page 366, aforesaid Records.
PARCEL 9:
ALSO TOGETHER WITH those easement rights arising from that certain Temporary Parking Easement Agreement by and between Atlantic Station, L.L.C., a Delaware limited liability company, and District Owners' Association, Inc., a Georgia non-profit corporation, dated October 17, 2005, recorded in Deed Book 41149, Page 581, aforesaid records; as amended by that certain First Amendment to Temporary Parking Easement Agreement by and between Atlantic Station, L.L.C., a Delaware limited liability company, and District Owners' Association, Inc., a Georgia non-profit corporation, dated July 30, 2008, recorded in Deed Book 47037, Page 673, aforesaid records.
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